Royalty, stream and other interests	12 Months Ended
Dec. 31, 2024
Royalty, Stream and other Interests [Abstract]
Royalty, stream and other interests [Text Block]

12. Royalty, stream and other interests

		Year ended December 31, 2024
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$

Balance - January 1	695,356	468,171	10,771	1,174,298
Additions	50,121	23,328	-	73,449
Depletion	(12,208)	(20,399)	-	(32,607)
Impairments	(49,558)	-	-	(49,558)
Foreign exchange revaluation impact	(46,298)	(5,429)	-	(51,727)

Balance - December 31	637,413	465,671	10,771	1,113,855

Producing
Cost	390,283	561,690	-	951,973
Accumulated depletion and impairments	(303,757)	(223,253)	-	(527,010)
Net book value - December 31	86,526	338,437	-	424,963

Development
Cost	352,216	160,017	20,842	533,075
Accumulated depletion and impairments	(68,832)	(58,531)	(20,842)	(148,205)
Net book value - December 31	283,384	101,486	-	384,870

Exploration and evaluation
Cost	274,874	26,271	10,771	311,916
Accumulated depletion and impairments	(7,371)	(523)	-	(7,894)
Net book value - December 31	267,503	25,748	10,771	304,022

Total net book value - December 31	637,413	465,671	10,771	1,113,855

Main acquisitions - 2024

Gold stream - Cascabel copper-gold project

On July 15, 2024, the Company announced that its wholly-owned subsidiary, Osisko Bermuda Limited ("Osisko Bermuda"), in partnership with Franco-Nevada (Barbados) Corporation ("FNB"), a wholly-owned subsidiary of Franco-Nevada Corporation, has entered into a definitive Purchase and Sale Agreement (Gold) (the "Gold Stream") with SolGold plc and certain of its wholly-owned subsidiaries (collectively, "SolGold"), with reference to gold production from SolGold's 100%-owned Cascabel copper-gold project located in Ecuador ("Cascabel").

Pursuant to the terms of the Gold Stream, Osisko Bermuda and FNB (collectively, the "Stream Purchasers") will make initial deposits totaling $100 million to SolGold in three equal tranches to fund the Cascabel's pre-construction costs (the "Pre-Construction Deposit"). The first tranche of the Pre-Construction Deposit was funded at closing, with the two subsequent tranches subject to achievement of key development milestones. Thereafter, the Stream Purchasers will make additional deposits totaling $650 million to SolGold to fund construction costs once Cascabel is fully financed and further derisked (the "Construction Deposit", and together with the Pre-Construction Deposit, the "Deposit").

Osisko Bermuda will provide 30% of the Deposit ($225 million, comprised of $30 million in Pre-Construction Deposit and $195 million in Construction Deposit) in exchange for a 30% interest in the Gold Stream and FNB will provide 70% of the Deposit in exchange for a 70% interest in the Gold Stream.

The deposit is payable as follows:

  $10 million paid at closing;
  $10 million on achievement of operational milestones, including execution of the amended investment protection agreement, completion of geotechnical drilling and finalization of the tailings storage facility design sufficient for a minimum of 10 years of operation;
  $10 million on achievement of operational milestones, including submission of all final permit applications for the construction and operation of the project; and
  $195 million payable pro rata drawdowns with construction facility.

Osisko Bermuda will purchase refined gold equal to 6% of the contained gold produced from Cascabel until 225,000 ounces of gold have been delivered to it, and 3.6% thereafter for the remaining life of the mine. Osisko Bermuda will make ongoing cash payments for refined gold delivered equal to 20% of the spot price of gold at the time of delivery.

Gold NSR royalty - Dalgaranga gold project

In December 2024, the Company completed the acquisition of a 1.8% gross revenue royalty ("GRR") on the Dalgaranga Gold project (the "Dalgaranga Royalty") operated by Spartan Resources Limited ("Spartan") in Western Australia. In addition, Osisko acquired a 1.35% GRR (the "Exploration Royalty") on additional regional exploration licenses in proximity to the Dalgaranga gold project. The consideration paid by Osisko to the seller, Tembo Capital Mining Fund III, for the Dalgaranga Royalty and the Exploration Royalty totalled $50.0 million.

Silver stream amendments - Gibraltar mine

In December 2024, Osisko completed certain amendments to its silver stream (the "Gibraltar Silver Stream") with respect to the Gibraltar copper mine ("Gibraltar"), located in British Columbia, Canada, which is operated by a wholly-owned subsidiary of Taseko Mines Limited ("Taseko"). On March 25, 2024, Taseko announced the completion of its acquisition of an additional 12.5% interest in Gibraltar from Dowa Metals & Mining Co., Ltd. and Furukawa Co., Ltd. giving Taseko an effective 100% interest. In December 2024, Osisko and Taseko amended the Gibraltar Silver Stream to increase Osisko's effective stream percentage by 12.5% to 100%. Further to this, Osisko and Taseko also extended the step-down silver delivery threshold to coincide with Taseko's recently updated mineral reserve estimate for Gibraltar. Osisko paid a total consideration of $12.7 million to Taseko.

Main impairment - 2024

NSR royalty - Eagle Gold mine

On June 24, 2024, Victoria Gold Corp. ("Victoria") announced that the heap leach facility at the Eagle Gold mine experienced a failure. Operations were suspended while the site operations team, along with management and the Yukon government officials continued to assess the situation and gathered information. Victoria confirmed that there had been some damage to infrastructure and a portion of the failure had left containment. Subsequently, on July 4, 2024, Victoria advised that it had received notices of default from its lenders under the credit agreement dated December 18, 2020. A default under the Eagle Royalty Agreement dated April 13, 2018 was also triggered and, consequently, Osisko provided a notice of default to Victoria on July 4, 2024. On July 12, 2024 and July 30, 2024, Victoria reported that there can be no assurance that the company will have the financial resources necessary to repair the damage to the equipment and facilities, to remediate the impacts caused by the incident or to restart production.

These elements were considered indicators of impairment, among other facts and circumstances, and, accordingly, management performed an impairment assessment on its Eagle Gold mine royalty interest as at June 30, 2024. The recoverable amount, in accordance with IAS 36 Impairment of Assets, was estimated to be $nil at June 30, 2024 based on management's assessment of the facts and circumstances which include, amongst others, the complete halt of production, the social and political environment surrounding the incident, the capital requirements related to mitigation and site restoration, and the ability to restart operations with authorization from the Yukon Director of Mineral Resources or with the necessary financial resources. As a result, the Company recognized a full impairment loss of $49.6 million ($36.4 million, net of income taxes) on June 30, 2024.

Subsequently, on August 14, 2024, the Ontario Superior Court of Justice appointed PricewaterhouseCoopers Inc. as receiver and manager, at the direction of the Yukon Government and under the supervision of the court, of all the assets, undertakings and properties of Victoria, which properties include but is not limited to the Eagle Gold mine.

In the event that there is a change in the facts and circumstances surrounding the situation at the Eagle Gold mine, and there is a restart of operations and resumption of precious metal deliveries to Osisko under its royalty agreement, a re-assessment of the recoverable amount of the Eagle Gold mine royalty interest will be performed at that time, which may lead to a reversal of part or all of the impairment loss that has been recognized.

		Year ended December 31, 2023
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	650,782	356,029	10,771	1,017,582
Additions	55,894	161,851	-	217,745
Depletion	(17,799)	(24,002)	-	(41,801)
Impairments	(6,761)	(28,950)	-	(35,711)
Foreign exchange revaluation impact	13,240	3,243	-	16,483

Balance - December 31	695,356	468,171	10,771	1,174,298

Producing
Cost	486,437	584,154	-	1,070,591
Accumulated depletion and impairments	(339,563)	(232,522)	-	(572,085)
Net book value - December 31	146,874	351,632	-	498,506

Development
Cost	307,823	141,789	24,545	474,157
Accumulated depletion and impairments	(645)	(40,406)	(20,842)	(61,893)
Net book value - December 31	307,178	101,383	3,703	412,264

Exploration and evaluation
Cost	248,914	15,679	7,068	271,661
Accumulated depletion and impairments	(7,610)	(523)	-	(8,133)
Net book value - December 31	241,304	15,156	7,068	263,528

Total net book value - December 31	695,356	468,171	10,771	1,174,298

Main acquisitions - 2023

Silver stream - CSA mine

In June 2023, Osisko Bermuda closed a silver purchase agreement (the "CSA Silver Stream") with Metals Acquisition Limited, now MAC Copper Limited ("MAC Copper") concurrently with the closing of the acquisition by MAC Copper of the producing CSA mine in New South Wales, Australia ("CSA") from a subsidiary of Glencore plc (the "CSA Acquisition Transaction"). The closing date of the CSA Acquisition Transaction and the Silver Stream was June 15, 2023 (the "Closing Date").

Pursuant to the CSA Silver Stream, Osisko Bermuda paid an upfront cash deposit to MAC Copper of $75.0 million (the "Silver Deposit"). Osisko Bermuda will purchase an amount of refined silver equal to 100% of the payable silver produced from CSA for the life of the mine and will make ongoing payments for refined silver delivered equal to 4% of the spot silver price at the time of delivery. The deliveries under the CSA Silver Stream accrued as of February 1, 2023.

MAC Copper has granted Osisko Bermuda a right of first refusal in respect of the sale, transfer or buy-back of any royalty, stream or similar interest in the products mined or otherwise extracted from any property owned or acquired by MAC Copper or an affiliate between the Closing Date and the later of the seventh anniversary of the Closing Date or the date on which Osisko Bermuda or any affiliate ceases to hold or control more than 5% of the issued and outstanding common shares of MAC Copper.

Copper stream - CSA mine

In June 2023, Osisko Bermuda closed a copper purchase agreement (the "CSA Copper Stream") with MAC Copper concurrently with the closing of the CSA Acquisition Transaction.

Pursuant to the CSA Copper Stream, Osisko Bermuda paid an upfront cash deposit to MAC Copper of $75.0 million. Osisko Bermuda will be entitled to receive refined copper equal to 3.0% of payable copper produced from CSA until the 5th anniversary of the Closing Date (the "First Threshold Stream"), then 4.875% of payable copper produced from CSA until 33,000 metric tonnes have been delivered in aggregate (the "Second Threshold Stream"), and thereafter 2.25% of payable copper produced from CSA for the remaining life of the mine. Osisko Bermuda will make ongoing payments for refined copper delivered equal to 4% of the spot copper price at the time of delivery. On the 5th anniversary of the Closing Date, MAC Copper will have the option to exercise certain buy-down rights by paying a one-time cash payment to Osisko Bermuda. MAC Copper and certain of its subsidiaries, including the operating subsidiary following closing of the CSA Acquisition Transaction, provided Osisko Bermuda with corporate guarantees and other security over their assets for its obligations under the CSA Copper Stream.

In conjunction with the CSA Silver Stream and CSA Copper Stream, Osisko Bermuda subscribed for $40.0 million in equity of MAC Copper as part of its concurrent equity financing.

Silver stream amendments - Gibraltar mine

In June 2023, Osisko completed certain amendments to its 75% Gibraltar Silver Stream with respect to the Gibraltar copper mine, located in British Columbia, Canada, which is operated by a wholly-owned subsidiary of Taseko. On March 15, 2023, Taseko announced the completion of its acquisition of an additional 12.5% interest in Gibraltar from Sojitz Corporation giving Taseko an effective 87.5% interest. Osisko and Taseko amended the Gibraltar Silver Stream to increase Osisko's effective stream percentage by 12.5% to 87.5%. Further to this, Osisko and Taseko also extended the step-down silver delivery threshold to coincide with Taseko's recently updated mineral reserve estimate for Gibraltar. Osisko paid a total consideration of $10.25 million to Taseko.

Copper and gold NSR royalty - Costa Fuego copper-gold project

 In July 2023, Osisko closed the acquisition of a 1.0% copper NSR royalty and a 3.0% gold NSR royalty from Hot Chili Limited ("Hot Chili") covering the Costa Fuego copper-gold project in Chile, for a total cash consideration of $15.0 million. As part of the transaction, Osisko granted Hot Chili an option to buy-down a portion of the royalty, which can only occur upon a change of control, and which is exercisable until the fourth anniversary of the transaction closing date. The buydown option reduces each of the copper and gold royalty percentages by 0.5% (resulting in a 0.5% copper NSR royalty and 2.5% gold NSR royalty), in exchange for payment in an amount equal to 130%, 140%, or 150% of the up-front price paid by Osisko if exercised before the 2nd, 3rd or 4th anniversary of the transaction close. As part of the transaction, Hot Chili granted Osisko a corporate right of first offer on all future potential royalty and streaming opportunities, as well as certain other rights on proposed future royalty financings.

Gold NSR royalty - Namdini gold project

In October 2023, Osisko closed the acquisition of a 1% NSR royalty from Savannah Mining Limited covering the Namdini gold project ("Namdini") in Ghana for total consideration of $35.0 million. Namdini is controlled and will be operated by Shandong Gold Co Ltd. through its subsidiary Cardinal Namdini Mining Limited, which is owned in partnership with a subsidiary of China Railway Construction Group Corp Ltd.

Main impairments - 2023

Renard diamonds stream - Stornoway Diamond (Canada) Inc.

On October 27, 2023, Stornoway announced it was temporarily suspending operations at its Renard mine and placing itself under the protection of the CCAA. The growing uncertainty of the diamond price in the short and medium term, coupled with the significant and sudden drop in the price of the resource on the world market, have had a major impact on Stornoway's long-term financial situation. This was in part due to the halt in the import of rough diamonds by India and by the global geopolitical climate. These elements were considered indicators of impairment, among other facts and circumstances, and, accordingly, management performed an impairment assessment as at September 30, 2023. The impairment assessment resulted in an impairment charge of $11.2 million ($8.2 million, net of income taxes) on the Renard diamond stream.

As at September 30, 2023, the Renard diamond stream was written down to its estimated recoverable amount of $1.5 million, which was determined by the estimated net proceeds to be received from the sales of diamonds held in inventory at the date Stornoway suspended its activities. The main valuation inputs used were the expected diamond prices per carat to be realized and probabilities allocated to each expected sale to be realized. No discount rate was applied considering that the diamonds are expected to be sold within a relatively short period of time. As at December 31, 2023, the Renard diamond stream has a book value of nil, as the last sales expected from the Renard diamond stream were completed prior to year-end.

Tintic stream - Osisko Development

On December 31, 2023, the Company assessed if there were any indicators of impairment on its Tintic stream (which includes the Trixie deposit), and concluded that there were indicators of impairment and, accordingly, management performed an impairment assessment. As a result of the impairment assessment, the Company recorded an impairment charge of $17.8 million on its Tintic stream.

On December 31, 2023, the Tintic steam was written down to its estimated recoverable amount, which was determined by the value-in-use using a discounted cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the sale of gold from the Tintic project over its estimated life of the mine, based on an average gold price per ounce of $1,870, a real discount rate of 6.0% and weighted probabilities of different production scenarios.

A sensitivity analysis was performed by management on the gold price. If gold price per ounce applied to the cash flow projections had been 10% lower than management's estimates, the additional impairment would be immaterial.